Exhibit 10.1

AMENDMENT NO. 1

This AMENDMENT NO. 1 (the “Amendment”) dated as of March 5, 2012 (the “Effective Date”) is among CARBO Ceramics Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined below) and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), as swing line lender (the “Swing Line Lender”), and as issuing lender (in such capacity, the “Issuing Lender”) for such Lenders.

RECITALS

A. The Borrower is party to that certain Credit Agreement dated as of January 29, 2010, among the Borrower, the lenders party thereto from time to time (the “Lenders”), the Administrative Agent, the Swing Line Lender, and the Issuing Lender (as may be amended, restated or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower, the Lenders, the Administrative Agent, the Swing Line Lender, and the Issuing Lender wish to, subject to the terms and conditions of this Amendment, amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Lenders, the Administrative Agent, the Swing Line Lender, and the Issuing Lender hereby agree as follows:

Section 1. Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3. Amendments to Credit Agreement.

(a)	Section 1.1 of the Credit Agreement is hereby amended by restating the definition of “Maturity Date” in its entirety as follows:

“Maturity Date” means the earlier of (a) July 29, 2013 and (b) the earlier termination in whole of the Revolving Commitments pursuant to Section 2.1(b)(i) or Article 7.

(b)	Section 6.1 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (f), by deleting clause (g), and by adding the following new clauses (g) and (h):

(g)	letters of credit issued by Wells Fargo Bank, National Association; and

(h) Debt incurred pursuant to one or more loan agreements between the Borrower and CARBO Ceramics (Eurasia) LLC, a company duly organized and existing under the laws of Russia; provided that (i) such Debt is unsecured, (ii) the aggregate principal amount of such Debt outstanding at any time shall not to exceed $6,000,000.00, and (iii) such Debt is subordinated to the Debt under this Agreement and the other Credit Documents on terms reasonably acceptable to the Administrative Agent.

(c)	Schedules II, 4.7, and 4.10 to the Credit Agreement are hereby deleted in their entirety and replaced with Schedules II, 4.7, and 4.10 attached hereto.

Section 4. Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents, are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate and governing action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment.

Section 5. Conditions to Effectiveness. This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)	The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of:

(1) This Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuing Lender, and the Lenders;

(2) a Note payable to the order of each Lender in the amount of its Revolving Commitment duly and validly executed and delivered by a duly authorized officer of the Borrower;

(3) a secretary’s certificate from the Borrower certifying the Borrower’s authorizing resolutions and organizational documents; and

(b) No Default shall have occurred and be continuing as of the Effective Date.

(c) The representations and warranties in this Amendment shall be true and correct.

(d) The Borrower shall have paid (i) to the Administrative Agent the fees described in that certain Commitment Increase Fee Letter dated March 5, 2012 between the Borrower and the Administrative Agent and (ii) all other costs and expenses which have been invoiced and are payable pursuant to Section 10.1 of the Credit Agreement.

Section 6. Acknowledgments and Agreements.

(a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b) The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Credit Documents or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Credit Documents.

(c) Each of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, are not impaired in any respect by this Amendment.

(d) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Amendment.

(e) This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 9. Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 10. Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 11. Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

EXECUTED effective as of the date first above written.

BORROWER:
CARBO CERAMICS INC.

By:	/s/ Ernesto Bautista III
Ernesto Bautista III
Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Swing Line Lender and Issuing Lender

By: /s/ Sarah Sandercock
Sarah Sandercock
Director

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By: /s/ Sarah Sandercock
Sarah Sandercock
Director

SCHEDULE II

Commitments, Contact Information

ADMINISTRATIVE AGENT
Wells Fargo Bank, National Association	Address: Attn: Telephone: Facsimile: with a copy to: Address: Attn: Telephone: Facsimile:

1700 Lincoln St., 5th Floor

Denver, CO 80209

MAC C7300-059

Wholesale Loan Servicing

(303) 863-5378

(303) 863-2729

1000 Louisiana, 9th Floor

MAC T5002-090

Houston, Texas 77002

Carrie Carson, Vice President

(713) 319-1325

(713) 739-1087

CREDIT PARTIES
Borrower/Guarantors	Address for Notices:
Energy Center II 575 N. Dairy Ashford Rd., Ste 300 Houston, TX 77079
	Attn: Telephone: Facsimile:	Ernesto Bautista III Chief Financial Officer (281) 931-8884 (281) 931-8302

LENDERS
Wells Fargo Bank, National	Address for Notices:
Association Revolving Commitment: $25,000,000	Attn: Telephone: Facsimile: with a copy to: Address: Attn: Telephone: Facsimile:

1700 Lincoln St., 5th Floor

Denver, CO 80209

MAC C7300-059

Wholesale Loan Servicing

(303) 863-5378

(303) 863-2729

1000 Louisiana, 9th Floor

MAC T5002-090

Houston, Texas 77002

Carrie Carson, Vice President

(713) 319-1325

(713) 739-1087